UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]	Preliminary Proxy Statement	[_]	Soliciting Material Under Rule
[_]	Confidential, For Use of the		14a-12
Commission Only (as permitted
by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[_]	Definitive Additional Materials

Foster Wheeler Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

FOSTER WHEELER LTD.
PERRYVILLE CORPORATE PARK
CLINTON, NEW JERSEY 08809-4000

To Our Common Shareholders:

     On January 8, 2008 at 9:00 a.m., we will hold a special general meeting of our common shareholders at our offices, located at Perryville Corporate Park, Clinton, New Jersey.

     The matters to be voted upon at the meeting are listed in the notice that follows this letter. These matters are described in more detail in the accompanying proxy statement. We urge you to read the entire proxy statement. Part I provides general information about the meeting. Part II describes the proposal to be voted upon at the special general meeting of common shareholders. Part III provides other information about our company.

     We ask that you please be sure to date, sign and return the enclosed proxy card in the enclosed, postage-paid envelope as promptly as possible, or appoint a proxy to vote your shares by using the telephone or Internet, as described in the attached proxy statement, so that your shares may be represented at the meeting and voted in accordance with your wishes.

     If you have any questions about the meeting, or if you require assistance, please call Morrow & Co., Inc. at (877) 366-1578 or, for brokers and banks, (203) 658-9400.

     Important note to holders of fractional shares: If you own common shares and/or fractions of common shares, please date, sign and return all proxy cards to ensure that all of your shares are represented at the special general meeting.

      If you attend the meeting, you may vote in person, even if you have previously submitted a proxy card.

Sincerely,

Raymond J. Milchovich

Chairman and Chief Executive Officer

FOSTER WHEELER LTD.
PERRYVILLE CORPORATE PARK
CLINTON, NEW JERSEY 08809-4000
______________________________

NOTICE OF SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS
TO BE HELD JANUARY 8, 2008
______________________________

     A special general meeting of common shareholders of Foster Wheeler Ltd. will be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, on January 8, 2008, at 9:00 a.m. to approve an increase in the authorized share capital of Foster Wheeler Ltd. from US$1,489,054.4785 to US$2,969,075.6285, of which 296,004,230 shares are to be designated as common shares and the remainder are to be designated as preferred shares, provided that the number of preferred shares so designated will not exceed the number of authorized preferred shares at the close of business on the date of the special general meeting (and any amount of share capital that remains undesignated as a result will be designated as additional common shares). The proposed resolution to be adopted by common shareholders for this purpose is set forth in Annex A to the attached proxy statement.

     All registered holders of Foster Wheeler Ltd. common shares at the close of business on November 19, 2007 are entitled to notice of, and to vote at, the special general meeting and any postponements or adjournments thereof. The attached proxy statement and the accompanying proxy card(s) are being sent to common shareholders on or about December        , 2007.

     Admission to the special general meeting of common shareholders will be by ticket only. If you are a registered common shareholder and plan to attend the meeting, please check the appropriate box on the proxy card or, if you appoint a proxy by Internet or telephone, indicate your plans to attend when prompted. In all cases, retain the bottom portion of the proxy card as your admission ticket to the meeting. If you are a shareholder whose common shares are held through an intermediary such as a bank or broker, please follow the instructions in the proxy statement to obtain a ticket.

By Order of the Board of Directors

PETER J. GANZ

Executive Vice President, General Counsel and Secretary

, 2007

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR COMMON SHARES BY TELEPHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD.

i

FOSTER WHEELER LTD.
PERRYVILLE CORPORATE PARK
CLINTON, NEW JERSEY 08809-4000
___________________________________

PROXY STATEMENT
___________________________________

For the Special General Meeting of Common Shareholders

to be held January 8, 2008

___________________________________

     This proxy statement is furnished to common shareholders in connection with the solicitation of proxies on behalf of the board of directors of Foster Wheeler Ltd. (hereinafter the “Company” or “Foster Wheeler”) to be voted at the Company’s Special General Meeting of Common Shareholders (the “meeting” or “special general meeting”) to be held on January 8, 2008, and any adjournments or postponements thereof, at the times and place and for the purposes set forth in the accompanying Notice of Special General Meeting of Common Shareholders. This proxy statement and the accompanying proxy are being sent to shareholders on or about December        , 2007. If you own common shares and/or fractions of common shares, please date, sign and return all proxy cards to ensure that all of your shares are represented at the special general meeting.

     Shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, in accordance with the recommendation of the board of directors. A proxy may be revoked by signing another proxy card with a later date and returning it to us by mail, by telephone or on the Internet prior to the meeting, or by attending the meeting in person and casting a ballot.

     The board of directors has fixed the close of business on November 19, 2007 as the record date for determination of common shareholders entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof. As of November 19, 2007, the issued and outstanding voting shares of the Company consisted of       common shares.

     Admission to the meetings will be by ticket only. For registered shareholders, the bottom portion of the enclosed proxy card is your meeting ticket. Beneficial owners with shares held through an intermediary, such as a bank or broker, should request tickets by writing to the Office of the Secretary, Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, 08809-4000, and include proof of ownership, such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares, confirming your beneficial ownership of such shares.

PART I
THE MEETING

Time, Date and Place

     The special general meeting will be held at 9:00 a.m. on Tuesday, January 8, 2008, at the offices of the Company located at Perryville Corporate Park, Clinton, New Jersey.

Record Date

     Only registered common shareholders at the close of business on November 19, 2007, as shown in Foster Wheeler’s register of members, will be entitled to vote, or to grant proxies to vote, at the meeting. At the close of business on November 19, 2007,                common shares were outstanding.

Quorum

     The Company’s bye-laws require the presence of a quorum for the special general meeting. The presence at the special general meeting, in person or by proxy, of persons holding or representing in excess of 50% of the total issued common shares will constitute a quorum. Abstentions will be counted as present for purposes of determining the presence or absence of a quorum at the special general share meeting.

Proxies

     A proxy card is being sent to each Foster Wheeler common shareholder who held shares as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals presented in one of three ways which are explained in the next section entitled “How You Can Vote”. If you hold shares through someone else, such as a stock broker, in the name of a bank, or other nominee, you will receive voting instructions from that firm. Check the voting form provided to you by such person to see if they offer Internet or telephone voting.

     If you have timely submitted your properly executed proxy card(s) or appointed a proxy to vote your shares by telephone or by Internet and clearly indicated your vote, your shares will be voted as indicated. If you have timely submitted your properly executed proxy card(s) and have not clearly indicated your vote on the proposal described in this proxy statement, your shares will be voted “FOR” such proposal.

     If any other matters are properly presented at the special general meeting for consideration, the persons named in the proxy card will have the discretion to vote on these matters in accordance with their best judgment.

How You Can Vote

     Each outstanding common share is entitled to one vote at the special general meeting. Pursuant to rules of the Securities and Exchange Commission, boxes are provided on the proxy card for shareholders to mark if they wish to vote ‘‘for,’’ ‘‘against’’ or ‘‘abstain’’ on the proposal.

     You may vote by proxy or in person at the meeting. If your shares are held in your name, you can vote by proxy in three convenient ways:

By Telephone:

     Please refer to your proxy card for instructions. Voting by telephone is available 24 hours a day, seven days a week. Have your proxy card in hand when you call. Easy-to-follow voice prompts allow you to direct the vote of your shares and confirm that your instructions have been properly recorded. In order for your shares to be represented at the special general meeting, your telephone proxy must be received by 11:59 p.m. Eastern Time on January 7, 2008. You also can consent to viewing future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you use this telephone service, you do NOT need to return your proxy card. If you plan to attend the special general meeting, please retain the bottom portion of the proxy card as your admission ticket. When voting by telephone, please respond to the question asking whether you plan to attend the special general meeting.

By Internet:

     Please refer to your proxy card for instructions. The web site is available 24 hours a day, seven days a week. Have your proxy card in hand when accessing the website. In order for your shares to be represented at the special general meeting, your vote must be received by 11:59 p.m. Eastern Time on January 7, 2008. You will be given the opportunity to confirm that your instructions have been properly recorded, and you can consent to viewing future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you use this Internet service, you do NOT need to return your proxy card. If you plan to attend the special general meeting, please retain the bottom portion of the proxy card as your admission ticket. When voting on the Internet, please respond to the question asking whether you plan to attend the special general meeting.

By Mail:

     If you choose to return your executed proxy card by mail, please mark your proxy card, date and sign it, and return it in the enclosed postage-paid envelope. If you misplaced your business reply envelope and are a record holder of common shares, you should mail your proxy card to Mellon Investor Services LLC, Proxy Processing, P.O. Box 3510, So. Hackensack, New Jersey 07606-9310. If you hold shares through someone else, such as a stock broker, in the name of a bank, or other nominee, you should follow the mailing instructions from that firm. If you plan to attend the special general meeting, please retain the bottom portion of the proxy card as your admission ticket. If you hold common shares and/or fractions of common shares, please date, sign and return all proxy cards that have been mailed to you to ensure that all of your shares are represented at the special general meeting.

     Under applicable Bermuda law, a company’s bye-laws may provide requirements for shareholders to appoint proxies to vote their shares at general meetings of shareholders. Section 42 of the Company’s bye-laws provides alternative procedures for a shareholder to appoint a proxy, including by written instrument, by electronic means or as otherwise determined by the board of directors and further provides that the decision of the chairman of any general meeting as to the validity of any proxy shall be final.

     If you hold your Foster Wheeler common shares in the name of a bank, broker or other nominee, (collectively referred to as a “broker”), the broker may generally vote the shares it holds in accordance with instructions received. Therefore, please follow the instructions provided by your broker when directing the voting of your shares. If you do not give instructions to a broker, the broker can vote the shares it holds with respect to “discretionary” or routine proposals. However, a broker cannot vote shares with respect to non-discretionary proposals for which a shareholder has not given instruction. The proposal in this proxy statement is considered a “discretionary” proposal, and, therefore, may be voted upon by your broker even if you do not instruct your broker.

Revocation of Proxy

     With respect to the special meeting, if you appoint a proxy, you may revoke that proxy at any time before it is voted at the meeting. You may do this by (a) signing another proxy card with a later date and returning it to Mellon Investor Services LLC prior to the meeting, (b) voting or re-voting by telephone or on the Internet in the manner and prior to the deadline set forth above under “How You Can Vote—By Telephone” or “How You Can Vote—By Internet,” as applicable, or (c) attending the meeting in person and casting a ballot. Later appointments of proxies by telephone or Internet will supersede and cancel earlier appointments of proxies. If you hold your Foster Wheeler shares in the name of a bank, broker or other nominee, please follow the instructions provided by your bank, broker or nominee in revoking any previously granted proxy.

Validity

     The inspectors of election will determine all questions as to the validity, form, eligibility, including time of receipt, and acceptance of proxies. Their determination will be final and binding. The board of directors has the right to waive any irregularities or conditions as to the manner of voting. The Company may accept your proxy by any form of written or electronic communication so long as it is reasonably assured that the communication is authorized by you.

Solicitation of Proxies

     The expense of preparing, printing and mailing this proxy statement and the accompanying material will be borne by the Company. Solicitation of individual shareholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by officers and regular employees of the Company who will receive no additional compensation for such activities. In addition, the Company has engaged Morrow & Co., Inc. to solicit proxies at a cost of US$6,000 plus reimbursement for out-of-pocket expenses. The Company will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

Requisite Vote for the Proposal

     Approval of the proposal to be considered at the special general meeting of common shareholders requires the affirmative vote of a majority of the votes cast at the special general meeting by holders of common shares in accordance with the Company’s Bye-laws. Abstentions and broker non-votes will have no effect in determining whether the proposal is approved. Under Bermuda law, shareholders are not entitled to dissenters’ or appraisal rights with respect to the matters to be considered and voted on at the special general meeting.

PART II
THE PROPOSAL TO INCREASE THE AUTHORIZED
SHARE CAPITAL OF THE COMPANY

Background of the Proposal

     At a regularly scheduled meeting on November 6, 2007, the Company’s board of directors discussed the performance of the Company’s common shares on the NASDAQ Global Market. In particular, the board of directors noted that the market price of the common shares had increased substantially over the course of the preceding year and has in recent weeks been at historical highs, with the last reported sale price of the Company’s common shares on the NASDAQ Global Market being US$138.69 per share on November 5, 2007 compared to US$46.19 per share on November 6, 2006. The board of directors discussed with management the benefits of a share split of the common shares, which the board of directors and management believe would have the effect of decreasing, proportionately, the market price of the common shares. The board of directors and management believe that an increase in the number of issued and outstanding common shares that will result from a share split would place the market price of the common shares in a range that is increasingly attractive to investors and may result in a broader market with increased trading volume, and therefore increase the liquidity to common shareholders. The board of directors also considered the positive financial results the Company reported for the third quarter of fiscal 2007 and that it expected to report for the remainder of 2007, as well as the continued strength in the markets the Company serves.

     Following this discussion, the board of directors determined at its November 6, 2007 meeting that it is in the best interests of the Company and its shareholders for the Company to effect a share split by payment of a dividend on the issued and outstanding common shares of the Company in the ratio of one newly issued common share for every one common share issued and outstanding. After taking into account all of the outstanding and reserved common shares, the Company does not have sufficient authorized share capital in order to effect the share split, including to maintain sufficient common shares reserved for issuance in connection with outstanding options and other securities exercisable for or convertible into common shares of the Company. Pursuant to Bermuda law and the bye-laws of the Company, an increase in the Company’s authorized share capital requires shareholder approval. Accordingly, the board of directors declared a dividend on all issued and outstanding common shares at a ratio of one such newly issued common share for every one common share issued and outstanding, payable to each registered holder of common shares as of January 8, 2008 (the record date for the share split), subject to the receipt of shareholder approval of an increase in the Company’s authorized share capital (the “share capital increase”).

     At the direction of the board of directors, the Company is convening the special general meeting in order to seek shareholder approval of the share capital increase, which would double the number of the Company’s authorized common shares and permit the share split. Subject to the potential changes described in the following paragraph, the Company is seeking to increase its authorized share capital from US$1,489,054.4785, of which, as of the close of business on October 17, 2007, 148,002,115 shares were designated as common shares and 903,332.8484 shares were designated as preferred shares, to US$2,969,075.6285, of which 296,004,230 shares are to be designated as common shares and the remainder are to be designated as preferred shares.

     Pursuant to Bermuda law, the number of authorized common shares is subject to increase from time to time upon the conversion of the Company’s outstanding Series B convertible preferred shares. Upon such a conversion, the number of authorized Series B convertible preferred shares thereby decreases by the number of such shares so converted and the number of common shares increases by the number of preferred shares converted. Because the Company does not intend to increase the number of its authorized preferred shares, the number of preferred shares designated as a result of the share capital increase will not exceed the number of authorized preferred shares at the close of business on the date of the shareholder approval. If, as a result, any amount of share capital would remain undesignated, such amount will be designated as common shares. Assuming that all 3,277.4046 Series B convertible preferred shares are converted into common shares prior to the record date for the share split, 296,010,784.8092 shares will be designated as common shares after the share capital increase, instead of 296,004,230 shares as identified above. In all cases, the number of authorized common shares immediately after the share capital increase will be exactly double the number authorized immediately prior to the share capital increase.

     By doubling the number of its authorized common shares, the Company is seeking to preserve the ratio of its authorized but unissued common shares to its outstanding common shares after the share split as it existed before the share split. By maintaining this ratio, the Company will maintain the economic, or market, value of its authorized but unissued shares. The Company intends to use these authorized but unissued common shares for general corporate purposes, which may include the issuance of additional common shares, securities convertible into or exchangeable for common shares, or the issuance of options, warrants or other rights to acquire common shares. These shares will be available for issuance without any further shareholder approval, unless otherwise required by applicable law or regulation. Any additional common shares, when issued, will have the same rights and preferences as the common shares presently outstanding.

     The text of the shareholder resolutions, which would be adopted immediately upon the approval of the share capital increase at the special general meeting, can be found in Annex A of this proxy statement. Please note that the board of directors has previously approved the share split subject to shareholder approval of the share capital increase, as permitted by Bermuda law and the Company’s bye-laws. Shareholders are not being asked to consider or vote upon the share split. If the share capital increase is approved by shareholders at the special general meeting, the share split will be effected as soon as possible thereafter.

Principal Effects of the Share Capital Increase

     As described above, the share capital increase will enable the Company to effect the share split to registered holders of common shares as of the close of business on January 8, 2008, the record date for the share split, while maintaining the current market value of its authorized but unissued shares.

     Neither the increase in authorized share capital nor the share split will dilute the voting power, or economic value, of any common shares issued and outstanding as of the record date of the share split. In addition, neither the board of directors nor management of the Company views the increase of the authorized common shares as an anti-takeover measure. However, if the Company elects to issue additional common shares in the future, the issuance could have a dilutive effect on the Company’s earnings per common share, as well as on the voting power and percentage ownership in the Company represented by the shares held by holders of common shares immediately prior to such issuance. Holders of common shares have no preemptive rights. The Company could use the resulting additional common shares available for issuance to frustrate persons seeking to effect a takeover of, or otherwise gain control of, the Company by means of a merger, amalgamation, tender offer, proxy contest or other means. However, because the share capital increase is intended to result in the Company having the same market value of authorized but unissued common shares as it had available before the share split, these risks would not be any greater than they were prior to the share capital increase. The share capital increase is not part of any plan by the Company to recommend a series of additional anti-takeover measures not already in effect and the Company does not currently contemplate recommending the adoption of other measures that could be construed to affect the ability of third parties to take over or change control of the Company.

     Under the terms of the Company's issued options and warrants, when the share split becomes effective, the number of common shares underlying the options and warrants will be proportionately increased and the exercise price per common share will be proportionately reduced. Specifically, the number of common shares underlying the options and warrants will be increased to twice the number currently underlying them and the exercise price per common share will be decreased by half. In addition, the number of common shares reserved for future issuance under the Company’s equity-based compensation plans will be proportionately increased. Similarly, under the terms of the Company’s convertible preferred shares, when the share split becomes effective, the number of common shares into which each preferred share is convertible will be proportionately increased.

     Upon the effectiveness of the share split, the Company will issue the requisite number of additional common shares and the Company’s financial statements will be adjusted to allocate funds to its paid up share capital equal in value to the aggregate par value of such additional common shares. This will ensure such shares are issued fully paid and non-assessable.

Procedure for Effecting the Share Capital Increase

     The share capital increase will be effective immediately upon the approval of shareholders at the special general meeting. Within 30 days thereafter, the Company is required to file a notice of the share capital increase with the Bermuda Registrar of Companies.

Board Recommendation

     The board of directors believes that the share capital increase is in the best interests of the Company.

     The board of directors unanimously recommends that you vote “FOR” the share capital increase contemplated by the proposal.

PART III
OTHER MATTERS

Ownership of Common Shares by Directors and Executive Officers

     The following table sets forth, as of October 17, 2007, beneficial ownership of the Company’s common shares by each director, by each “named executive officer,” as defined in the rules of the Securities and Exchange Commission, or SEC, and by all directors and executive officers as a group. As of October 17, 2007, there were 71,814,129 common shares outstanding.

Amount and Nature of Beneficial Ownership of Common Shares

	Current	Shares
	Beneficial	Subject to	Stock		Percentage
Name of Beneficial Owner	Holdings (1)	Options (2)	Units(3)	Total	of Class (4)

Eugene D. Atkinson	10,162	600	130	10,892	*
Diane C. Creel	5,179	1,146	0	6,325	*
Robert C. Flexon	502	439	0	941	*
Stephanie Hanbury-Brown	6,058	1,146	0	7,204	*
Raymond J. Milchovich	152,373 (5)	158,347	0	310,720	*
James D. Woods	9,620	1,296	80	10,996	*
Franco Baseotto	1	932	0	933	*
Umberto della Sala	1	30,350	0	30,351	*
Peter J. Ganz	9,380	26,082	0	35,462	*
Brian K. Ferraioli (6)	20	0	0	20	*
John T. La Duc (7)	14,676	5,851	0	20,527	*
Bernard H. Cherry (8)	0	0	0	0	*
All directors and
executive officers as
a group (15 persons)	193,281	221,450	210	414,941	*

(1)

The number of shares indicated as being beneficially owned by each person listed in this table (including each person comprising the group of all of the Company’s directors and executive officers) includes shares that are individually or jointly owned, as well as shares over which such person has either sole or shared investment or voting authority. Fractions of shares have been rounded to the nearest whole share.

(2)	Represents shares that may be acquired currently or within 60 days after October 17, 2007 through the exercise of stock options to purchase the Company’s common shares.

(3)

Includes 130 share units for Mr. Atkinson and 80 share units for Mr. Woods issued under the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan, a legacy plan for non-employee directors. Share units do not have any voting or dividend rights.

(4)

The percentages for each person and the group are calculated based on (A)(i) the number of common shares beneficially owned by such person or group, as the case may be, plus (ii) the number of common shares that may be acquired currently or 60 days after October 17, 2007 by such person or group, as the case may be, divided by (B)(i) the number of the Company’s outstanding common shares as of October 17, 2007, plus (ii) the number of common shares that may be acquired currently or 60 days after October 17, 2007 by such person or group, as the case may be.

(5)

Includes 82,980 restricted common shares approved and granted under the Foster Wheeler Ltd. Omnibus Incentive Plan to Mr. Milchovich on August 11, 2006 in accordance with his restricted stock award and employment agreement. The restricted shares will vest ratably in one-half increments on August 11, 2008 and August 11, 2009, and have both voting and dividend rights the same as the Company’s common shares.

(6)	Mr. Ferraioli’s tenure with the Company ended effective June 19, 2007.

(7)	Mr. La Duc retired effective August 13, 2007.

(8)	Mr. Cherry’s tenure with the Company ended effective June 16, 2006.

* Owns less than 1%.

Other Beneficial Owners

     Based upon the Company’s review of Schedule 13G or Schedule 13D filings with the SEC through October 17, 2007 and other publicly available information, the following entity is known to the Company’s management to be the beneficial owner of more than five percent of the Company’s outstanding common shares, as indicated. Percent of class owned is calculated by dividing the shares reported by the number of shares of the class outstanding on October 17, 2007. As of October 17, 2007, there were 71,814,129 common shares outstanding.

		Amount and Nature
Title of	Name and Address	of Beneficial	Percent
Class	of Beneficial Owner	Ownership	of Class

Common	Ziff Asset Management, L.P.	3,620,964(1)	5.0%
	283 Greenwich Avenue
	Greenwich, CT 06830

(1)

Amendment No. 2 to Schedule 13G, which was filed with the SEC on February 12, 2007, reported that the shareholder held 3,620,964 common shares. Ziff Asset Management, L.P. reported that it is the owner of record of the common shares reported and that PBK Holdings, Inc., Philip B. Korsant and ZBI Equities, L.L.C. may be deemed to beneficially own the common shares reported as a result of their direct or indirect power to vote or dispose of such shares.

Proposals of Shareholders for the 2008 Annual General Meeting

     Under the Company’s bye-laws, shareholders who wish to nominate persons for election to the board of directors must submit their nominations to the Company not less than 120 calendar days in advance of the date that is one year after the Company’s proxy statement for the previous year’s annual general meeting to be considered at the Company’s annual general meeting of shareholders to be held in 2008. Nominations must include certain information concerning the nominee and the proponent’s ownership of the Company’s common shares. SEC rules provide that if the Company changes the date of its annual general meeting of shareholders to be held in 2008 more than 30 days from the date of the 2007 Annual General Meeting, this deadline will instead be a reasonable time before the Company begins to print and mail its proxy materials. Nominations not meeting these requirements will not be entertained at the annual general meeting. The Secretary should be contacted in writing at Perryville Corporate Park, Clinton, New Jersey 08809-4000 to submit a nomination or to obtain additional information as to the proper form of a nomination.

     A shareholder may otherwise propose business for consideration without seeking to have the proposal included in the Company’s proxy statement. For business to be properly brought before the Company’s annual general meeting of shareholders to be held in 2008, a shareholder must give timely notice thereof in proper written form to the Secretary. To be timely, a shareholder's notice must be received by the Secretary at the Company’s principal executive offices not later than February 18, 2008. A shareholder's notice to the Secretary must contain the matters specified in the Company’s bye-laws, a copy of which is filed as an exhibit to a Form 8-K filed with the SEC on May 12, 2006. In addition, Bermuda law provides that shareholders holding at least 5% of the total voting rights or 100 or more registered shareholders together may require a proposal to be submitted to an annual general meeting if the proposal is deposited at the Company’s registered office not less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited. If timely notice is not given of a shareholder proposal, then the proxies named on the proxy cards distributed by the Company for the annual general meeting may use the discretionary voting authority granted them by the proxy cards if the proposal is raised at the meeting, whether or not there is any discussion of the matter in the proxy statement.

By Order of the Board of Directors

PETER J. GANZ

Executive Vice President, General Counsel and Secretary

, 2007

Annex A

PROPOSED SHAREHOLDER RESOLUTIONS TO BE ADOPTED AT THE
SPECIAL GENERAL MEETING

______________

RESOLVED:

(1)

That, subject to approval by holders of common shares representing a majority of the votes cast at the special general meeting in accordance with the Company’s Bye-laws and effective on the date hereof, the authorized share capital of the Company be increased by US$1,489,054.4785, from US$1,489,054.4785 to US$2,969,075.6285; and

(2)

That following the approval and effectiveness of the resolution set forth above, the authorized share capital of the Company will be US$2,969,075.6285, of which 296,004,230 shares are to be designated as common shares of par value US$0.01 each and the remainder are to be designated as preferred shares of par value US$0.01 each; provided that the number of preferred shares so designated shall not exceed the number of authorized preferred shares at the close of business on the date of approval of this resolution; in the event the preceding proviso causes any amount of share capital to remain undesignated, such amount shall be designated as common shares of par value US$0.01 each.

A-1

FOSTER WHEELER LTD.

PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR

THE SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS

TO BE HELD JANUARY 8, 2008

     The undersigned hereby appoints Raymond J. Milchovich, Peter J. Ganz and John A. Doyle, Jr. each with power to act without the other and with full power of substitution, as proxies to represent and to vote, as indicated on the reverse side of this card, all common shares of Foster Wheeler Ltd. registered in the name of the undersigned at the special general meeting of common shareholders to be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey on January 8, 2008 or any postponements or adjournments thereof.

     The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no specific direction is given, the shares represented by this proxy will be voted “FOR” the proposal listed on the reverse side. Discretionary authority is hereby conferred on the proxyholders as to all other matters that may come before the meeting or any postponements or adjournments thereof.

(Continued, and to be marked, signed and dated on the reverse side)

Address Change (Mark the corresponding box on the reverse side)

________________________________________________

^ FOLD AND DETACH HERE ^

FOSTER WHEELER LTD.

PROXY

FOR

THE SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS

TO BE HELD JANUARY 8, 2008

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE PROPOSAL

Proposal	Increase in the authorized share capital of	FOR	AGAINST	ABSTAIN
	the Company described in the proxy	☐	☐	☐
statement

Please mark this box ☐
if you plan to
attend the Special
General Meeting

SIGNATURE ___________________________ SIGNATURE _______________ DATE _______________________________

NOTE: Please sign your name exactly as it appears above.
Joint owners should each sign.
When signing as an executor, administrator, personal representative, trustee, etc., please give full title as such.

________________________________________________

^ FOLD AND DETACH HERE ^

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH OF WHICH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 P.M. Eastern Time on January 7, 2008.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone
http://www.proxyvoting.com/fwlt	OR	1-866-540-5760
Use the internet to vote your		Use any touch-tone
proxy.		telephone to your
Have your proxy card in hand		proxy. Have your
when you access the web site.		proxy card in hand
when you call.

     If you vote your proxy by internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. You may revoke your proxy prior to or at the special general meeting and may vote in person if you wish.

Choose MLink(SM) for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect(R) at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

ADMISSION TICKET

DIRECTIONS TO FOSTER WHEELER LTD.
PERRYVILLE CORPORATE PARK
CLINTON, NJ

FROM:

I-78 WEST: Take Route 78 West to Exit 12 (Jutland, Norton). Make a left off the exit ramp and go to the traffic light. Make a left at the light, over Route 78. Make a right at the first light (Frontage Road). Perryville Corporate Park is one half mile on the left. Use the second driveway on the left and follow the signs for special general meeting parking.

I-287 NORTH TO SOUTH: Follow Route 287 South and follow the signs for Route78 West. Follow the directions from I-78 West above.

I-287 SOUTH TO NORTH: Follow Route 287 North and follow the signs for I-78 West, then follow the directions from I-78 West above.

LIVINGSTON - FLORHAM PARK AREA: Take Route 24 West to the end (staying left) and follow signs for I-287 South-Somerville, then follow directions from Route I-287 North to South.

GARDEN STATE PARKWAY NORTH OR SOUTH: Take the Garden State Parkway to Exit 142. Follow the signs for I-78 West, then follow the directions from I-78 West above.

PHILLIPSBURG, ALLENTOWN AND EASTON: Take Route 22 East and go over the Phillipsburg Bridge, stay on Route 22 through Phillipsburg bearing right on Route 22 to I-78 East. Stay on I-78 East to Exit 11 (W. Portal, Pattenburg). Go straight through the traffic light at the end of the exit ramp. Bear left at fork. Perryville Corporate Park entrance is one half mile on the right. Use the first driveway on the right and follow the signs for special meeting parking.

THIS TICKET IS NOT TRANSFERABLE